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                                                                   Exhibit 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of WSFS Financial Corporation of our report dated January 21, 1994 appearing on page 51a of the Annual Report to Stockholders which is incorporated by reference in the Annual Report on Form 10-K.



/S/ Price Waterhouse LLP


Washington, D.C.
March 29, 1996